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                                                                    Exhibit 23.1



                         CONSENT OF INDEPENDENT AUDITOR


         We hereby consent to the use in the Prospectus constituting part of this Registration Statement on Form SB-2 of our report dated June 1, 2000 relating to the financial statements of ICV, Inc. appearing in such Prospectus. We also consent to the reference our firm under the heading "Experts" in such Prospectus.



/s/ James E. Scheifley & Associates, P.C.
-----------------------------------------
Certified Public Accountants
Denver, Colorado

September 30, 2000